Exhibit 99.1

ADOP COMPANY,
as Issuer,
AVERY DENNISON CORPORATION,
as Guarantor
and
THE BANK OF NEW YORK TRUST COMPANY, N.A.,
as Trustee
6.625% Guaranteed Notes due 2017

INDENTURE
Dated as of September 25, 2007

-i-

-ii-

Exhibit A — Form of Note
Exhibit B — Form of Transfer Certificate
Exhibit C — Form of Incumbency Certificate
Exhibit D — Form of Election Form

-iii-

          INDENTURE, dated as of September 25, 2007 among ADOP COMPANY, a Nevada corporation (the “Company”), AVERY DENNISON CORPORATION, a Delaware corporation, as Guarantor (the “Guarantor”), and THE BANK OF NEW YORK TRUST COMPANY, N.A., a national banking association, as Trustee (the “Trustee”).
          Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of Holders of the Company’s 6.625% Guaranteed Notes due 2017 (the “Notes”):
ARTICLE I
Definitions and Incorporation by Reference
          SECTION 1.1.   Definitions.
          “Additional Notes” means the Notes issued from time to time after the Issue Date under the terms of this Indenture (other than pursuant to Sections 2.6, 2.9, 2.11 or 3.6 of this Indenture).
          “Attributable Debt” means, as to any particular lease under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining primary term thereof, discounted from the respective due dates to such date at the actual percentage rate inherent in such arrangement as the Guarantor has determined in good faith. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of the rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.
          “Board of Directors” or “Board” means, with respect to any Person, the Board of Directors of such Person or any committee thereof duly authorized to act on behalf of such Board of Directors.
          “Business Day” means any day, other than a Saturday or Sunday, on which banking institutions in New York City are not required or authorized by law or executive order to close.
          “Capital Stock” means, with respect to any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, partnership interests and limited liability company membership interests, but excluding any debt securities convertible into such equity.
          “Code” means the U.S. Internal Revenue Code of 1986, as amended.

          “Company” means the Person named as the “Company” in the preamble to this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, the “Company” shall mean such successor Person.
          “Consolidated Net Tangible Assets” means the aggregate amount of assets (less applicable reserves and other properly deductible items) less (i) all liabilities, other than deferred income taxes and Funded Debt, and (ii) goodwill, trade names, trademarks, patents, organizational expenses and other like intangibles owned by the Guarantor as well as the Guarantor’s consolidated Subsidiaries and computed in accordance with generally accepted accounting principles.
          “Corporate Trust Office” means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered; which office at the date of the execution of this Indenture is located at 601 Travis Street, 18th Floor, Houston, Texas 77002, Attention: Corporate Trust Administration or at any other time at such other address as the Trustee may designate from time to time by notice to the Holders.
          “Debt” means debt issued, assumed or guaranteed by the Guarantor or any Subsidiary for borrowed money.
          “Default” means any event which is, or after notice or passage of time or both would be, an Event of Default.
          “DTC” means The Depository Trust Company, its nominees and their respective successors and assigns.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.
          “Funded Debt” means (i) all indebtedness for money borrowed having a maturity of more than 12 months from the date as of which the determination is made or having a maturity of 12 months or less but by its terms being renewable or extendible beyond 12 months from such date at the option of the borrower and (ii) rental obligations payable more than 12 months from such date under leases which are capitalized in accordance with GAAP (such rental obligations to be included as Funded Debt at the amount so capitalized and to be included for the purposes of the definition of Consolidated Net Tangible Assets both as an asset and as Funded Debt at the amount so capitalized).
          “GAAP” means generally accepted accounting principles in the United States from time to time.
          “guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Debt of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt of such other Person or (ii) entered into for purposes of assuring in any other manner the obligee of such Debt of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term “guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The term “guarantee” used as a verb has a correlative meaning.

          “Guarantor” means the Person named as the “Guarantor” in the preamble to this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, the “Guarantor” shall mean such successor Person.
          “Holder” or “Noteholder” means the Person in whose name a Note is registered on the Registrar’s books.
          “Indenture” means this Indenture, as amended or supplemented from time to time.
          “Initial Purchasers” means the Initial Purchasers named in the Purchase Agreement.
          “Issue Date” means September 25, 2007.
          “Lien” means any lien, mortgage or pledge.
          “Make-Whole Amount” has the meaning specified in the form of Note set forth in Exhibit A hereto.
          “Maturity” means, with respect to any Note, the date on which the principal of such Note or an installment of principal becomes due and payable as provided herein or therein, whether at Stated Maturity, upon optional redemption, upon acceleration or otherwise (including, any Change of Control Payment Date as to Notes to be repurchased at the option of the holder thereof in connection with any Change of Control Offer).
          “Officer” means the Chairman of the Board, the Chief Executive Officer, the Controller, the Chief Operating Officer, any Vice President, the Treasurer, the Assistant Treasurer, the Chief Financial Officer, the Chief Accounting Officer, the General Counsel, the Secretary or the Assistant Secretary of the Company, as applicable.
          “Officers’ Certificate” means a certificate signed by any Officer of the Company or the Guarantor, as the case may be.
          “Opinion of Counsel” means a written opinion from legal counsel to the Company. The counsel may be an employee of the Company.
          “Notes” has the meaning specified in the preamble to this Indenture.
          “Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity.
          “principal” means the principal of the Notes plus premium, if any, on the Notes, which is due or overdue or is to become due at the relevant time.
          “Principal Property” means any real property the Guarantor or any Subsidiaries own or hereafter acquire (including related land and improvements thereon and all machinery and equipment included therein without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 2% of Consolidated Net Tangible Assets other than (i) any property which in the Guarantor’s determination is not of material importance to the total business conducted by the Guarantor and its Subsidiaries as an entirety or (ii) any portion of a particular property which is similarly found not to be of material importance to the use or operation of such property.
          “Purchase Agreement” means the Purchase Agreement dated September 20, 2007 between the Company and the Initial Purchasers.
          “Restrictive Notes Legend” means the Restrictive Legend set forth in clause (A) of Section 2.1(c).
          “SEC” means the U.S. Securities and Exchange Commission, or any successor agency.
          “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.
          “Securities Custodian” means the custodian with respect to the Global Note (as appointed by DTC), or any successor person thereto and shall initially be the Trustee.
          “Stated Maturity” means, with respect to any Note, the date specified in such Note as the fixed date on which the payment of principal of such Note is due and payable (but excluding any provision providing for the repurchase of any Note at the option of the holder thereof upon a Change of Control Payment Date unless the holder thereof has exercised its option to have such Note repurchased).
          “Subsidiary” means a Person more than 50% of the outstanding voting stock of which, or similar ownership interest in which, the Guarantor or one or more other Subsidiaries own, directly or indirectly.
          “Trust Indenture Act” means the U.S. Trust Indenture Act of 1939, as amended (15 U.S.C. §§ 77aaa-77bbbb) as in effect on the date of this Indenture; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendments, the U.S. Trust Indenture Act of 1939, as so amended.
          “Trust Officer” means, when used with respect to the Trustee, any officer within the Corporate Trust Department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who has direct responsibility for the administration of this Indenture.
          “Trustee” means the Person named as such in the preamble to this Indenture until a successor replaces it in accordance with the applicable provisions of this Indenture and, thereafter, means such successor.
          “Uniform Commercial Code” means the New York Uniform Commercial Code as in effect from time to time.
          “U.S. Government Obligations” means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the Company’s option.

          SECTION 1.2.   Other Definitions.

	Defined in
Term	Section

“Note”	Preamble
“Global Note”	2.1	(a)
“Affiliate”	11.4
“Agent Members”	2.1	(d)
“Authenticating Agent”	2.2
“Change of Control Offer”	3.7
“Change of Control Payment”	3.7
“Change of Control Payment Date”	3.7
“Company Order”	2.2
“covenant defeasance option”	8.1	(b)
“Definitive Notes”	2.1	(e)
“Event of Default”	6.1
“legal defeasance option”	8.1	(b)
“Notice of Default”	6.1
“Obligations”	10.1
“Paying Agent”	2.3
“QIBs”	2.1	(a)
“Registrar”	2.3
“Resale Restriction Termination Date”	2.1	(c)
“Restrictive Legend”	2.1	(c)
“Rule 144A”	2.1	(a)
“sale and leaseback transaction”	4.3
          SECTION 1.3.   Rules of Construction. For purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires:
     (1) a term has the meaning assigned to it;
     (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;
     (3) “including” means including (without limitation);
     (4) words in the singular include the plural and words in the plural include the singular;
     (5) all references to the date the Notes were originally issued shall refer to the Issue Date or the date any Additional Notes were originally issued, as the case may be;

     (6) as set forth in the definition of “principal” in Section 1.1, all references to “premium, if any” shall be deemed to include, to the extent applicable, (i) any premium payable in respect of the Notes in connection with a Change of Control Offer or (ii) any Make-Whole Amount payable in respect of the Notes, in each case unless the context otherwise requires. Solely for the avoidance of doubt, this Indenture and the form of the Notes set forth in Exhibit A make specific references from time to time of premium, if any, to emphasize the application thereto of certain provisions of this Indenture to the Notes; and
     (7) all references herein to particular Sections or Articles shall refer to this Indenture unless otherwise so indicated.
ARTICLE II
The Notes
          SECTION 2.1.   Form and Dating. (a)  The Notes are being offered and sold by the Company to the Initial Purchasers pursuant to the Purchase Agreement. The Notes shall be resold initially by the Initial Purchasers only to qualified institutional buyers (as defined in Rule 144A under the Securities Act (“Rule 144A”)) in reliance on Rule 144A (“QIBs”). The Notes may thereafter be transferred to, among others, QIBs and other purchasers in reliance on Rule 144A or another exemption under the Securities Act in accordance with the procedures described herein.
          The Notes offered and sold to QIBs in reliance on Rule 144A shall be issued on the Issue Date in the form of a permanent global Note, without interest coupons, substantially in the form of Exhibit A, which is incorporated by reference and made a part of this Indenture, including appropriate legends as set forth in Section 2.1(c) (the “Global Note”), deposited with the Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Global Note may be represented by more than one certificate, if so required by DTC’s rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.
          The principal of and interest on the Notes shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose pursuant to Section 2.3; provided, however, that at the option of the Company, each installment of interest may be paid by (i) check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Note Register or (ii) upon request of any Holder of at least $1,000,000 principal amount of Notes, wire transfer to an account located in the United States maintained by the payee. Payments in respect of Notes represented by the Global Note (including principal and interest) shall be made by wire transfer of immediately available funds to the accounts specified by DTC.
          (b)   Denominations. The Notes shall be issuable only in fully registered form, without coupons, and only in denominations of $1,000 and any integral multiple of $1,000 in excess thereof.

          (c)   Restrictive Legends. (A) Prior to the date that is two years after the later of the Issue Date of the Notes and the last date on which the Company, the Guarantor or any affiliate of the Guarantor was the owner of any Note (or any predecessor of any Note), unless and until a Note is sold under an effective registration statement, the Global Note shall bear the following legend (the “Restrictive Legend”) on the face thereof:
“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.
THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY, THE GUARANTOR OR ANY AFFILIATE OF THE GUARANTOR WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR THE GUARANTOR, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000 OF SECURITIES, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (E) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, SUBJECT TO THE COMPANY’S, THE GUARANTOR’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND SHALL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.”

          (B) The Global Note shall bear the following legend on the face thereof:
“UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.”
          (d)   Book-Entry Provisions. (i)  This Section 2.1(d) shall apply only to the Global Note deposited with the Trustee, as custodian for DTC.
          (ii)   The Global Note initially shall (x) be registered in the name of DTC or the nominee of DTC, (y) be delivered to the Trustee as custodian for DTC and (z) bear legends as set forth in Section 2.1(c).
          (iii)   Members of, or participants in, DTC (“Agent Members”) shall have no rights under this Indenture with respect to the Global Note held on their behalf by DTC or by the Trustee as the custodian of DTC or under the Global Note, and DTC may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of a holder of a beneficial interest in the Global Note.
          (iv)   In connection with any transfer of a portion of the beneficial interest in the Global Note pursuant to Section 2.1(e) to beneficial owners who are required to hold Definitive Notes, the Securities Custodian shall reflect on its books and records the date and a decrease in the principal amount of the Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Definitive Notes of like tenor and amount.

          (v)   In connection with the transfer of the entire Global Note to beneficial owners pursuant to Section 2.1(e), the Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by DTC in exchange for its beneficial interest in the Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations.
          (vi)   The registered holder of the Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.
          (e)   Definitive Notes. (i)  Except as provided below, owners of beneficial interests in the Global Note shall not be entitled to receive certificated Notes (“Definitive Notes”). If required to do so pursuant to any applicable law or regulation, beneficial owners may obtain Definitive Notes in exchange for their beneficial interests in the Global Note upon written request in accordance with DTC’s and the Registrar’s procedures. In addition, Definitive Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in the Global Note if (a) DTC notifies the Company that it is unwilling or unable to continue as depositary for the Global Note or DTC ceases to be a clearing agency registered under the Exchange Act, at a time when DTC is required to be so registered in order to act as depositary, and in each case a successor depositary is not appointed by the Company within 90 days of such notice or, (b) the Company executes and delivers to the Trustee and Registrar an Officers’ Certificate stating that the Global Note shall be so exchangeable or (c) an Event of Default has occurred and is continuing and the Registrar has received a request from DTC.
          (ii)   Any Definitive Note delivered in exchange for an interest in the Global Note pursuant to Section 2.1(d)(iv) or Section 2.1(d)(v) shall, except as otherwise provided by Section 2.6(d), bear the applicable legend regarding transfer restrictions applicable to the Definitive Note set forth in Section 2.1(c).
          SECTION 2.2.   Execution and Authentication. An Officer of the Company shall sign the Notes for the Company by manual or facsimile signature and may be imprinted or otherwise reproduced.
          If an Officer whose signature is on a Note no longer holds that office at the time the Trustee authenticates the Note, the Note shall be valid nevertheless.
          A Note shall not be valid until an authorized signatory of the Trustee manually authenticates the Note. The signature of the Trustee on a Note shall be conclusive evidence that such Note has been duly and validly authenticated and issued under this Indenture.
          At any time and from time to time after the execution and delivery of this Indenture, the Trustee shall authenticate and make available for delivery: (1) the Notes for original issue on the Issue Date in an aggregate principal amount of $250,000,000; and (2) any Additional Notes for original issue from time to time after the Issue Date in such principal amounts as set forth in Section 2.15, in each case upon a written order of the Company signed by two Officers of the Company (a “Company Order”). Each Company Order shall specify the amount of the Notes to be authenticated and the date on which the original issue of Notes is to be authenticated. The Company may from time to time, without notice to or consent of the Holders, issue such additional principal amounts of Additional Notes as may be issued and authenticated pursuant to clause (3) of this paragraph, and Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Notes of the same class pursuant to Section 2.6, Section 2.9, Section 2.11, Section 3.6 or Section 3.7.
          The Trustee may appoint an agent (the “Authenticating Agent”) reasonably acceptable to the Company to authenticate the Notes. Unless limited by the terms of such appointment, any such Authenticating Agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.
          In case the Company or the Guarantor, pursuant to Article V, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto (if not otherwise a party to the Indenture) with the Trustee pursuant to Article V, any of the Notes authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Notes executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Notes surrendered for such exchange and of like principal amount; and the Trustee, upon Company Order of the successor Person, shall authenticate and deliver Notes as specified in such order for the purpose of such exchange. If Notes shall at any time be authenticated and delivered in any new name of a successor Person (if other than the Company) pursuant to this Section 2.2 in exchange or substitution for or upon registration of transfer of any Notes, such successor Person (if other than the Company), at the option of the Holders but without expense to them, shall provide for the exchange of all Notes at the time outstanding for Notes authenticated and delivered in such new name.
          SECTION 2.3.   Registrar and Paying Agent. The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange (the “Registrar”) and an office or agency where Notes may be presented for payment (the “Paying Agent”). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may have one or more additional paying agents. The term “Paying Agent” includes any such additional paying agent. The Company may change the Registrar or appoint one or more co-Registrars without notice.
          In the event the Company shall retain any Person not a party to this Indenture as an agent hereunder, the Company shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of each such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.6. The Company shall be responsible for the fees and compensations of all agents appointed or approved by it. The Company, the Guarantor or any of the Guarantor’s domestically incorporated wholly owned Subsidiaries may act as Paying Agent.

          The Company initially appoints the Trustee as Registrar and Paying Agent for the Notes. The Company also initially appoints the Trustee as custodian with respect to the Global Note.
          SECTION 2.4. Paying Agent To Hold Money in Trust. By no later than 11:00 a.m. (New York City time) on the date on which any principal or interest on any Note is due and payable, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal or interest when due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that such Paying Agent shall hold in trust for the benefit of Noteholders or the Trustee all money held by such Paying Agent for the payment of principal of or interest on the Notes and shall notify the Trustee in writing of any default by the Company in making any such payment. If the Company, the Guarantor or any of the Guarantor’s Subsidiaries acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent (other than the Trustee) to pay all money held by it to the Trustee and to account for any funds disbursed by such Paying Agent. Upon complying with this Section 2.4, the Paying Agent (if other than the Company, the Guarantor or a Subsidiary) shall have no further liability for the money delivered to the Trustee. Upon any bankruptcy, reorganization or similar proceeding with respect to the Company or the Guarantor, the Trustee shall serve as Paying Agent for the Notes.
          SECTION 2.5. Noteholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. If the Trustee is not the Registrar, the Company shall cause the Registrar to furnish to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders.
          SECTION 2.6. Transfer and Exchange. Notwithstanding any other provision of this Indenture or the Notes (other than Section 2.1(e) hereof), transfers and exchanges of Notes and beneficial interests in the Global Note of the kinds specified in this Section 2.6 shall be made only in accordance with this Section 2.6.
          (a) Exchange between Global Note and Non-Global Note. A beneficial interest in the Global Note may be exchanged for a Note that is not the Global Note as provided in Section 2.1(e). A Note that is not the Global Note may be exchanged for a beneficial interest in the Global Note only if such exchange occurs in connection with a transfer effected in accordance with Section 2.6(b) herein.
          (b) Non-Global Note to Global Note. If the holder of a Note (other than the Global Note) wishes at any time to transfer all or any portion of such Note to a person who wishes to take delivery thereof in the form of a beneficial interest in the Global Note, such transfer may be effected only in accordance with the provisions of this Section 2.6(b). Upon receipt by the Trustee, as Registrar, of (A) such Note as provided in Section 2.3 and instructions satisfactory to the Trustee directing that a beneficial interest in the Global Note in a specified principal amount not greater than the principal amount of such Note be credited to a specified Agent Member’s account and (B) a Certificate satisfactory to the Trustee and duly executed by such holder or his attorney duly authorized in writing, then the Trustee, as Registrar, shall cancel such Note (and issue a new Note in respect of any untransferred portion thereof) as provided in Section 2.3 and increase the principal amount of the Global Note by the specified principal amount as provided in this Section 2.6.

          (c) Non-Global Note to Non-Global Note. A Note that is not the Global Note may be transferred, in whole or in part, to a person who takes delivery in the form of another Note that is not the Global Note in accordance with Section 2.3.
          (d) Restrictive Notes Legend. Upon the transfer, exchange or replacement of Notes not bearing a Restrictive Notes Legend, the Registrar shall deliver Notes that do not bear a Restrictive Notes Legend. Upon the transfer, exchange or replacement of Notes bearing a Restrictive Notes Legend, the Registrar shall deliver only Notes that bear a Restrictive Notes Legend unless there is delivered to the Registrar an Opinion of Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.
          (e) The Company shall deliver to the Trustee an Officers’ Certificate setting forth the Resale Restriction Termination Date.
          The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.1 or this Section 2.6. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.
          (f) Obligations with Respect to Transfers and Exchanges of Notes.
          (i) To permit registrations of transfers and exchanges, the Company shall, subject to the other terms and conditions of this Article II, execute and the Trustee shall authenticate the Global Note and Definitive Notes at the Registrar’s or co-registrar’s request.
          (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charges payable upon exchange or transfer pursuant to Section 3.6).
          (iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of any Note for a period beginning (1) 15 days before the mailing of a notice of an offer to repurchase or redeem Notes and ending at the close of business on the day of such mailing or (2) 15 days before an interest payment date and ending on such interest payment date.
          (iv) Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

          (v) Any Definitive Note delivered in exchange for an interest in the Global Note pursuant to Section 2.1(d) shall, except as otherwise provided by Section 2.6(d), bear the applicable legend regarding transfer restrictions applicable to the Definitive Note set forth in Section 2.1(c).
          (vi) All Notes issued upon any transfer or exchange pursuant to the terms of this Indenture shall be the valid and legally binding obligation of the Company, shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Notes surrendered upon such transfer or exchange.
          (vii) All certificates, certifications and opinions of counsel required to be submitted to the Registrar or any co-registrar pursuant to this Section 2.6 to effect any transfer or exchange may be submitted by facsimile transmission, with the original to follow by first class mail or hand delivery.
          (g) No Obligation of the Trustee. (i) The Trustee shall have no responsibility or obligation to any beneficial owner of the Global Note, a member of, or a participant in, DTC or other Person in respect of any aspect of the records, or for maintaining, supervising or reviewing any records, relating to beneficial ownership interests of the Global Note, with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice (including any notice of redemption) or the payment of any amount or delivery of any Notes (or other security or property) under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders in respect of the Notes shall be given or made only to or upon the order of the registered Holders (which shall be DTC or its nominee in the case of the Global Note). The rights of beneficial owners in the Global Note shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Trustee, the Company and the Guarantor may conclusively rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.
          (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Agent Members or beneficial owners of interests in the Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.
          (h) Transfer and Exchange of the Global Note.The Global Note may not be transferred as a whole except by DTC to a nominee of DTC, by a nominee of DTC to DTC or to another nominee of DTC, or by the DTC or any such nominee to a successor depositary or to a nominee of such successor depositary.
          Neither the Trustee nor any agent thereof shall have any responsibility for any actions taken or not taken by DTC or any successor depositary.

          SECTION 2.7. Form of Certificate to be Delivered in Connection with Transfers. Attached hereto as Exhibit B is a form of certificate to be delivered in connection with transfers.
          SECTION 2.8. Business Days. If a payment date for the Notes (including the Maturity) falls on a day which is not a Business Day, then the Company or the Guarantor shall make the required payment of principal and interest on the following day which is a Business Day, as if it were made on the date payment was due. Interest shall not accrue as a result of any postponed or delayed payment in accordance with this Section 2.8(a).
          (b) If a regular record date is on a day that is not a Business Day, the record date shall not be affected.
          SECTION 2.9. Replacement Notes. If a mutilated Note is surrendered to the Registrar or if the Holder of a Note shall provide the Company and the Trustee with evidence to their satisfaction that the Note has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Note if the requirements of Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee. In addition, such Holder shall furnish an indemnity or surety bond sufficient in the judgment of the Company, the Guarantor and the Trustee to protect the Company, the Guarantor, the Trustee, the Paying Agent and the Registrar from any loss which any of them may suffer if a Note is replaced. The Company and the Trustee may charge the Holder for their expenses in replacing a Note, including reasonable fees and expenses of counsel. Every replacement Note is an additional obligation of the Company.
          SECTION 2.10. Outstanding Notes. Notes outstanding at any time are all Notes authenticated by the Trustee except for those canceled, those delivered for cancellation and those described in this Section 2.10 as not outstanding. A Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.
          If a Note is replaced pursuant to Section 2.9, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Note is held by a bona fide purchaser.
          If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Notes (or portions thereof) to be redeemed or maturing, as the case may be, then on and after that date such Notes (or portions thereof) cease to be outstanding and interest on them ceases to accrue.
          SECTION 2.11. Temporary Notes. Until definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate and deliver temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company considers appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate and deliver definitive Notes. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at any office or agency maintained by the Company for that purpose and such exchange shall be without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, one or more definitive Notes representing an equal principal amount of Notes. Until so exchanged, the Holder of temporary Notes shall in all respects be entitled to the same benefits under this Indenture as a Holder of definitive Notes.
          SECTION 2.12. Cancellation. The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee for cancellation any Notes surrendered to them for registration of transfer or exchange or payment. The Trustee and no one else shall cancel (subject to the record retention requirements of the Exchange Act) all Notes surrendered for registration of transfer or exchange, payment or cancellation and, upon the request of the Company, deliver a certificate of such cancellation to the Company. The Company may not issue new Notes to replace Notes it has redeemed, paid or delivered to the Trustee for cancellation, which shall not prohibit the Company from issuing any Additional Notes. All cancelled Notes held by the Trustee may be disposed of by the Trustee in accordance with its then customary practices and procedures, unless the Company directs otherwise. The Trustee shall provide to the Company a list of all Notes that have been cancelled from time to time as requested in writing by the Company.
          SECTION 2.13. Defaulted Interest. If the Company defaults in a payment of interest on the Notes, the Company shall pay defaulted interest plus interest on such defaulted interest to the extent lawful at the rate specified therefor in the Notes in any lawful manner. The Company may pay the defaulted interest to the Persons who are Noteholders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee which specified record date shall not be less than 10 days prior to the payment date for such defaulted interest and shall promptly mail or cause to be mailed to each Noteholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when so deposited to be held in trust for the benefit of the Person entitled to such defaulted interest as provided in this Section 2.13.
          SECTION 2.14. CUSIP Numbers, etc. The Company in issuing the Notes may use “CUSIP” numbers and/or other similar numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” and/or other similar numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption or exchange shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers and/or other similar numbers.
          SECTION 2.15. Issuance of Additional Notes. The Company shall be entitled to issue, from time to time, Additional Notes under this Indenture which shall have identical terms as, and ranking equally and ratably with, the Notes, as the case may be, issued on the Issue Date (other than with respect to the date of issuance, issue price and amount of interest payable on the first payment date applicable thereto).

          With respect to any Additional Notes, the Guarantor shall set forth in a resolution of the Board of Directors and an Officers’ Certificate, a copy of each shall be delivered to the Trustee, the following information:
          (i) the aggregate principal amount of such Additional Notes to be authenticated and delivered pursuant to this Indenture;
          (ii) the issue price, the issue date and the “CUSIP” and “ISIN” number of any such Additional Notes and the amount of interest payable on the first payment date applicable thereto; and
          (iii) the Resale Restriction Termination Date for such Additional Notes.
          SECTION 2.16. Series of Notes. The Notes and any Additional Notes shall vote and consent together on all matters as one series. The Notes and any Additional Notes shall together be deemed to constitute a single series for all purposes under this Indenture.
ARTICLE III
Redemption; Change of Control Offer
          SECTION 3.1. Notices to Trustee. If the Company elects to redeem the Notes, in whole or in part, pursuant to the “Optional Redemption” provisions of the reverse of the form of the Note set forth in Exhibit A, it shall notify the Trustee in writing of the redemption date and the principal amount of such Notes to be redeemed.
          The Company shall give each notice to the Trustee provided for in this Section 3.1 at least 45 days before the redemption date unless the Trustee consents to a shorter period. Such notice shall be accompanied by an Officers’ Certificate from the Company to the effect that such redemption shall comply with the conditions herein. The record date relating to such redemption shall be selected by the Company and set forth in the related notice given to the Trustee, which record date shall be not less than 15 days prior to the date selected for redemption by the Company.
          SECTION 3.2. Selection of Notes to be Redeemed. If fewer than all the Notes are to be redeemed, the particular Notes to be redeemed shall be selected not more than 60 days prior to the redemption date by the Trustee, from the outstanding Notes not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple of $1,000 thereof) of the principal amount of Notes.
          The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.
          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal amount of such Note which has been or is to be redeemed.

          SECTION 3.3. Notice of Redemption. At least 30 days but not more than 60 days before a date for redemption of the Notes, as the case may be, notice of redemption shall be mailed by first-class mail to each Holder of Notes to be redeemed at its registered address.
          The notice shall identify the Notes to be redeemed and shall state:
          (1) the redemption date;
          (2) the redemption price (or the method of calculating such price) and the amount of accrued interest to be paid, if any;
          (3) the name and address of the Paying Agent;
          (4) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price plus accrued and unpaid interest, if any;
          (5) if fewer than all the outstanding Notes are to be redeemed, the Bond No. (if certificated) and principal amounts of the particular Notes to be redeemed;
          (6) that, unless the Company and the Guarantor default in making such redemption payment, interest on Notes (or portion thereof) called for redemption ceases to accrue on and after the redemption date, subject to the satisfaction of any condition to such redemption;
          (7) the CUSIP number, or any similar number, if any, printed on the Notes being redeemed; and
          (8) that no representation is made as to the correctness or accuracy of the CUSIP number, or any similar number, if any, listed in such notice or printed on the Notes.
          At the Company’s written request (which may be rescinded or revoked at any time prior to the time at which the Trustee shall have given such notice to the Holders), the Trustee shall give the notice of redemption in the name of the Company and at the Company’s expense. In such event, the Company shall provide the Trustee with the information required by this Section 3.3. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Notes.
          SECTION 3.4. Effect of Notice of Redemption. Once notice of redemption is mailed in accordance with Section 3.3, the Notes called for redemption shall become due and payable on the redemption date and at the redemption price as stated in the notice, subject to the satisfaction of any conditions to such redemption. A notice of redemption may be conditional in that the Company may, notwithstanding the giving of the notice of redemption, condition the redemption of the Notes as specified in the notice of redemption upon the completion of other transactions, such as refinancings or acquisitions (whether of the Company or by the Company). Upon surrender to the Paying Agent on or after the redemption date, such Notes shall be paid at the redemption price stated in the notice, plus accrued and unpaid interest to the redemption date; provided, that the Company shall have deposited the redemption price with the Paying Agent or the Trustee on or before 11:00 a.m. (New York City time) on the date of redemption; provided further that if the redemption date is after a regular record date and on or prior to the interest payment date, the accrued and unpaid interest shall be payable to the Noteholder of the redeemed Notes registered on the relevant record date. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.
          SECTION 3.5. Deposit of Redemption Price. By no later than 11:00 a.m. (New York City time) on the date of redemption, the Company shall deposit with the Paying Agent (or, if the Company, the Guarantor or any of the Guarantor’s Subsidiaries is the Paying Agent, shall segregate and hold in trust) an amount of money sufficient to pay the redemption price of and accrued and unpaid interest on all the Notes to be redeemed on that date other than Notes or portions of Notes called for redemption which are owned by the Company or a Subsidiary and have been delivered by the Company or such Subsidiary to the Trustee for cancellation. All money, if any, earned on funds held by the Paying Agent shall be remitted to the Company. In addition, the Paying Agent shall promptly return to the Company any money deposited with the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest, if any, on, all Notes to be redeemed.
          Unless the Company and the Guarantor default in the payment of such redemption price, interest on the Notes or portions of Notes to be redeemed shall cease to accrue on and after the applicable redemption date, subject to the satisfaction of any conditions to such redemption, whether or not such Notes are presented for payment.
          SECTION 3.6. Notes Redeemed in Part. Upon surrender of a Note that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder thereof (at the Company’s expense) a new Note, equal in a principal amount to the unredeemed portion of the Note surrendered; provided that each new Note shall be in a principal amount of $1,000 or an integral multiple of $1,000 in excess thereof.
          SECTION 3.7. Change of Control Offer. If a Change of Control Triggering Event occurs, unless the Company shall have exercised its option to redeem the Notes pursuant to this Article III, the Company shall be required to make a Change of Control Offer and, to the extent Notes are tendered pursuant to such Offer, repurchase such Notes by making the Change of Control Payment in respect of such Notes on the Change of Control Payment Date, all as set forth in the “Change of Control Offer” provisions of the reverse of the form of the Note set forth in Exhibit A.
ARTICLE IV
Covenants
          SECTION 4.1. Payment of Notes. The Company covenants and agrees that it shall promptly pay the principal of and interest on the Notes on the dates and in the manner provided in the Notes and in this Indenture. Principal and interest shall be considered paid on the date due if, on or before 11:00 a.m. (New York City time) on such date, the Trustee or the

Paying Agent (or, if the Company, the Guarantor or any of the Guarantor’s Subsidiaries is the Paying Agent, the segregated account or separate trust fund maintained by the Company, the Guarantor or such Subsidiary pursuant to Section 2.4) holds in accordance with this Indenture money sufficient to pay all principal and interest then due.
          The Company shall pay interest on overdue principal at the rate specified therefor in the Notes, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful as provided in Section 2.13.
          Notwithstanding anything to the contrary contained in this Indenture, the Company, the Guarantor or the Paying Agent may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed by the United States of America or other domestic or foreign taxing authorities from principal or interest payments hereunder.
          SECTION 4.2. Restriction on Secured Debt. Neither the Guarantor nor any Subsidiary shall incur, issue, assume or guarantee any Debt secured by a Lien on any Principal Property of the Guarantor or any Subsidiary or any shares of Capital Stock of or Debt of any Subsidiary, without effectively providing that the Notes shall be secured equally and ratably with (or, at the option of the Guarantor, prior to) such secured Debt; provided, however, that this limitation shall not apply to:
          (1) any Lien existing on the date of this Indenture;
          (2) Liens on property of, or on any shares of Capital Stock of or Debt of, any Person existing at the time such Person becomes a Subsidiary;
          (3) Liens in the Guarantor’s favor or in favor of any Subsidiary;
          (4) Liens in favor of governmental bodies to secure progress, advance or other payments pursuant to any contract or provision of any statute;
          (5) Liens on property, or on any shares of Capital Stock or Debt of any Subsidiary existing at the time of acquisition thereof (including through merger or consolidation);
          (6) any Lien securing indebtedness incurred to finance the purchase price or cost of construction of property (or additions, substantial repairs, alterations or substantial improvements thereto), provided that such Lien and the indebtedness secured thereby are incurred within twelve months of the later of acquisition or completion of construction (or addition, repair, alteration or improvement) and full operation thereof;
          (7) Liens securing industrial revenue bonds, pollution control bonds or similar types of bonds;
          (8) mechanics and similar Liens arising in the ordinary course of business in respect of obligations not due or being contested in good faith;

          (9) Liens arising from deposits with, or the giving of any form of security to, any governmental agency required as a condition to the transaction of business or exercise of any privilege, franchise or license;
          (10) Liens for taxes, assessments or governmental charges or levies which are not then delinquent or, if delinquent, are being contested in good faith;
          (11) Liens put on any property in contemplation of its disposition, provided the Guarantor has a binding agreement to sell at the time the Lien is imposed and the Guarantor disposes of the property within one year after the creation of the Liens and that any indebtedness secured by the Liens is without recourse to the Guarantor or any of its Subsidiaries;
          (12) Liens (including judgment liens) arising from legal proceedings being contested in good faith (and, in the case of judgment liens, execution thereof is stayed); and
          (13) any extension, renewal or replacement of any Liens referred to in the foregoing clauses (1) through (12) inclusive or any Debt secured thereby, provided that such extension, renewal or replacement shall be limited to all or part of the same property, shares of Capital Stock or Debt that secured the Lien extended, renewed or replaced.
Notwithstanding the foregoing, the Guarantor and its Subsidiaries may issue, assume or guarantee Debt secured by a Lien which would otherwise be subject to the restrictions described above, provided that the aggregate amount of all such secured Debt, together with all the Guarantor’s and its Subsidiaries’ Attributable Debt with respect to sale and leaseback transactions involving Principal Properties (with the exception of such transactions which are excluded as described in clauses (1) through (5) of Section 4.3), may not exceed 15% of Consolidated Net Tangible Assets.
          SECTION 4.3. Restriction on Sale and Leaseback Transactions. Neither the Guarantor nor any Subsidiary shall enter into any arrangement with any Person (other than the Guarantor or a Subsidiary), or to which any such Person is a party, providing for the leasing to the Guarantor or a Subsidiary of any Principal Property that has been or is to be sold or transferred by the Corporation or such Subsidiary to such Person or to any other Person (other than the Guarantor or a Subsidiary), to which the funds have been or are to be advanced by such Person on the security of the leased property (a “sale and leaseback transaction”), provided, however, this limitation shall not apply if:
          (1) the lease is for a period, including renewal rights, of not in excess of three years;
          (2) the sale or transfer of the Principal Property is made at the time of, or within 120 days after, the later of its acquisition or completion of construction;
          (3) the lease secures or relates to industrial revenue bonds, pollution control bonds or other similar types of bonds;

          (4) the transaction is between the Guarantor and a Subsidiary or between Subsidiaries;
          (5) the Guarantor or a Subsidiary, within 120 days after the Guarantor or a Subsidiary makes a sale or transfer, applies an amount equal to the greater of the net proceeds of the sale of the Principal Property leased pursuant to such arrangement or the fair market value of the Principal Property so leased at the time of entering into such arrangement (as determined in any manner approved by the board of directors) to:
     (A) the retirement of the Notes or the Guarantor’s other Funded Debt ranking on a parity with or senior to the Notes, or the retirement of the securities or other Funded Debt of a Subsidiary; provided, however, that the amount to be applied to the retirement of the Guarantor’s Funded Debt or a Subsidiary’s Funded Debt shall be reduced by (x) the principal amount of any Notes (or other notes or debentures constituting such Funded Debt) delivered within such 120-day period to the trustee for retirement and cancellation and (y) the principal amount of such Funded Debt, other than items referred to in the preceding clause (x), voluntarily retired by the Guarantor or a Subsidiary within 120 days after such sale; and provided further, that notwithstanding the foregoing, no retirement referred to in this subclause (A) may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision, or
     (B) the purchase of other property which shall constitute a Principal Property having a fair market value, in the Guarantor’s determination, at least equal to the fair market value of the Principal Property leased in such sale and leaseback transaction; or
          (6) after giving effect to the transaction, the aggregate amount of all Attributable Debt with respect to such transactions plus all Debt secured by Liens on Principal Properties, or on shares of Capital Stock or Debt of Subsidiaries (with the exception of secured Debt which is excluded as described in Section 4.2), would not exceed 15% of Consolidated Net Tangible Assets.
          SECTION 4.4. Restriction on the Payment of Dividends and Other Payments. The Guarantor shall not declare or pay any dividends or make any distributions on its Capital Stock (except in shares of, or warrants or rights to subscribe for or purchase shares of, its Capital Stock), nor may the Guarantor or any Subsidiary make any payment to retire or acquire shares of such stock, at a time when a payment default described in Section 6.1(1) or Section 6.1(2) has occurred and is continuing.
          SECTION 4.5. Statement by Officers as to Default. The Company shall deliver to the Trustee, on or before October 15 of each calendar year or on or before such other day in each calendar year as the Company and the Trustee may from time to time agree upon, an Officers’ Certificate, stating whether or not, to the best knowledge of the signers thereof, the Company or the Guarantor is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company or the Guarantor shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

          SECTION 4.6. Maintenance of Office or Agency. The Company shall maintain the office or agency required under Section 2.3. The Company shall give prior written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 11.1.
          SECTION 4.7. Reporting. In the event that the Guarantor is not subject to the reporting requirements of Section 13 or 15(d) under the Exchange Act, the Guarantor shall furnish to the Trustee for the delivery to Holders:
          (a) within 105 days after the end of each fiscal year, annual reports of the Guarantor containing substantially all of the information required to be contained in an Annual Report on Form 10-K under the Exchange Act as in effect on the date of this Indenture, including (1) a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and (2) audited financial statements prepared in accordance with GAAP;
          (b) within 60 days after the end of each of the first three fiscal quarters of each fiscal year, quarterly reports of the Guarantor containing substantially all of the information required to be contained in a Quarterly Report on Form 10-Q under the Exchange Act as in effect on the date of this Indenture, including (1) a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and (2) unaudited quarterly financial statements prepared in accordance with GAAP and reviewed pursuant to Statement on Auditing Standards No. 100 (or any successor provision); and
          (c) within 10 business days after the occurrence of each event required to be reported in a Current Report on Form 8-K under the Exchange Act under Items 1.01, 1.02, 1.03, 2.01, 2.05, 2.06, 4.01, 4.02, 5.01 and 5.02(b) and (c) (other than with respect to information otherwise required or contemplated by Item 402 of Regulation S-K) as in effect on the date of this Indenture, current reports containing substantially all of the information that would have been required to be contained in a Current Report on Form 8-K under the Exchange Act under such items; provided, however, that no such current report will be required to be furnished if the Guarantor determines in its good faith judgment that such event is not material to Holders or the business, assets, operations, financial positions or prospects of the Guarantor and its subsidiaries, taken as a whole; and provided, further, that no such current report will be required to include as an exhibit, or to include a summary of the terms of, any employment or compensatory arrangement agreement, plan or understanding between the Guarantor (or any of its Subsidiaries) and any director or executive officer, of the Guarantor (or any of its Subsidiaries);
provided, however, that (x) such annual reports on Form 10-K shall not be required to include the information contemplated by Item 1, Item 1B, Item 2, Item 4, Item 5, Item 9A, Item 9A(T), Item 10 (but only with respect to the information required by Items 405, 406 and 407 of Regulation S-K), Item 11, Item 13 (but only with respect to the information required by Item 407 of Regulation S-K) and Item 14 thereof; (y) such quarterly reports on Form 10-Q shall not be required to include the information contemplated by Item 4 and Item 4T of Part I thereof, and Item 2 and Item 4 of Part II thereof; and (z) such reports (i) will not be required to comply with

Section 302 or Section 404 of the Sarbanes-Oxley Act of 2002, or related Items 307, 308 or 308T of Regulation S-K promulgated by the SEC, or Item 10(e) of Regulation S-K (with respect to any non-GAAP financial measures contained therein), (ii) will not be required to contain the separate financial information for Guarantors contemplated by Rule 3-10 of Regulation S-X promulgated by the SEC and (iii) will not be required to comply with Items 402, 405, 406, 407 and 601 of Regulation S-K promulgated by the SEC.
          SECTION 4.8. Existence . Except as otherwise permitted by Article V, each of the Company and the Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a corporation or other Person.
ARTICLE V
Merger, Consolidation or Sale of Assets
          SECTION 5.1. Company May Consolidate, Etc., Only on Certain Terms. The Company shall not consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into, any other Person unless:
          (i) either the Company shall be the continuing entity or the entity (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, lease or transfer all or substantially all of the assets of the Company shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest on all the Notes and the performance of every covenant and condition of this Indenture on the part of the Company to be performed or observed;
          (ii) immediately after giving effect to such transaction, no Default or Event of Default with respect to the Notes shall have happened and be continuing; and
          (iii) the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, lease or transfer and such supplemental indenture comply with this Article V and that all conditions precedent herein provided for relating to such transaction have been complied with.
In the case of any such consolidation, merger, conveyance, lease or transfer in respect of the Company with or to the Guarantor or any direct or indirect subsidiary of the Guarantor, the Company shall also be required to deliver to the Trustee an Opinion of Counsel or an opinion of a nationally recognized public accounting firm that such consolidation, merger, conveyance, lease or transfer will not cause the Holders and beneficial owners of the Notes to recognize income, gain or loss for federal income tax purposes and that such Holders and beneficial owners will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such consolidation, merger, conveyance, lease or transfer had not occurred.

          SECTION 5.2. Successor Person Substituted for the Company. Upon any consolidation or merger, or any conveyance, lease or transfer of all or substantially all of the assets of the Company in accordance with Section 5.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Indenture, the Notes and, in the event of any such consolidation, merger, conveyance, lease or transfer, the Company as the predecessor Person may thereupon or at any time thereafter be dissolved, wound up, or liquidated.
          SECTION 5.3. Guarantor May Consolidate, Etc., Only on Certain Terms. The Guarantor shall not consolidate with or merge into any other Person or convey, lease or transfer all or substantially all of its assets to any Person unless:
          (i) either the Guarantor shall be the continuing entity or the entity (if other than the Guarantor) formed by such consolidation or into which the Guarantor is merged or the Person which acquires by conveyance, lease or transfer all or substantially all of the assets of the Guarantor shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest, on all the Notes and the performance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;
          (ii) immediately after giving effect to such transaction, no Default or Event of Default with respect to the Notes shall have happened and be continuing;
          (iii) the Guarantor has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, lease or transfer and such supplemental indenture comply with this Article V and that all conditions precedent herein provided for relating to such transaction have been complied with.
          SECTION 5.4. Successor Person Substituted for the Guarantor. Upon any consolidation or merger, or any conveyance or transfer of all or substantially all of the assets of the Guarantor in accordance with Section 5.3, the successor Person formed by such consolidation or into which the Guarantor is merged or to which such conveyance, lease or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor Person had been named as the Guarantor herein and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Indenture, the Notes and, in the event of any such consolidation, merger, conveyance, lease or transfer, the Guarantor as the predecessor Person may thereupon or at any time thereafter be dissolved, wound up, or liquidated.

ARTICLE VI
Defaults and Remedies
          SECTION 6.1. Events of Default. “Event of Default” means, wherever used herein with respect to the Notes, as the case may be, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
          (1) default in the payment of any interest upon any Note when it becomes due and payable, and continuance of such default for a period of 30 days; or
          (2) default in the payment of the principal of any Note, or premium, if any, on any Note, at its Maturity; or
          (3) default in the performance, or breach, of any covenant of the Company or the Guarantor in this Indenture or the Notes, and continuance of such default or breach for a period of 90 days (or 120 days solely in the case of a breach of any covenant set forth in Section 4.7 of this Indenture) after there has been given, by registered or certified mail, to the Company or the Guarantor, as the case may be, by the Trustee, or the Company or the Guarantor, as the case may be, and Trustee by the Holders of at least 25% in principal amount of the outstanding Notes, a written notice specifying such default and stating that such notice is a “Notice of Default” under the Indenture, unless the Trustee, or the Trustee and the Holders of a principal amount of Notes not less than the principal amount of Notes the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Notes, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Corporation within such period and is being diligently pursued; or
          (4) a default under any mortgage, indenture or instrument under which there is issued, or which secures or evidences, any indebtedness for borrowed money of the Guarantor or any Subsidiary now existing or hereafter created (other than indebtedness or other obligations secured by a Lien on property to the extent that the liability for such indebtedness or other obligations is limited to the security of the property without liability on the part of the Guarantor or any Subsidiary for any deficiency), which default shall constitute a failure to pay principal of such indebtedness in an amount exceeding $50,000,000 when due and payable (other than as a result of acceleration), after expiration of any applicable grace period with respect thereto, or shall have resulted in an aggregate principal amount of such indebtedness exceeding $50,000,000 becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, without such indebtedness having been discharged or such acceleration having been rescinded or annulled within a period of 30 days after there has been given to the Guarantor by the Trustee or the Guarantor and Trustee by the Holders of at least 25% in principal amount of the outstanding Notes, a written notice specifying such default with respect to the other indebtedness and requiring the Guarantor to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a “Notice of Default” under the Indenture; or

          (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or
          (6) the commencement by the Company or the Guarantor of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by either the Company or the Guarantor to the entry of a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or the Guarantor, or the filing by the Company or the Guarantor of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by the Company or the Guarantor to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or of any substantial part of its property, or the making by the Company or the Guarantor of an assignment for the benefit of creditors, or the admission by the Company or the Guarantor in writing of its inability to pay its debts generally as they become due, or the authorization of any such action by the Board of Directors of the Company or the Guarantor.
          SECTION 6.2. Acceleration of Maturity; Rescission and Annulment. (a) If an Event of Default (other than an Event of Default specified in Section 6.1(5) or Section 6.1(6)) with respect to Notes occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the outstanding Notes may declare the principal of all the Notes and accrued and unpaid interest, if any, thereon to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and accrued and unpaid interest, if any, thereon shall become immediately due and payable. If an Event of Default specified in Section 6.1(5) or (6) occurs and is continuing, the principal of all Notes and accrued and unpaid interest, if any, thereon, shall automatically become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders.

          (b) At any time after such an acceleration with respect to Notes and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article VI provided, the Holders of a majority in principal amount of the outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:
          (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay:
     (A) all overdue interest on all Notes, which has become due otherwise than by such declaration of acceleration,
     (B) the principal of, or premium, if any, on any Notes which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Notes,
     (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Notes, other than interest which has become due by declaration of acceleration, and
     (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;
     and
          (2) all Events of Default with respect to Notes, other than the non-payment of the principal, premium, if any, and interest of Notes, which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.13.
     No such rescission shall affect any subsequent default or impair any right consequent thereon.
          SECTION 6.3. Collection of Indebtedness and Suits for Enforcement by Trustee. (a) The Company covenants that if:
          (1) default is made in the payment of any interest on any Note when such interest becomes due and payable and such default continues for a period of 30 days, or
          (2) default is made in the payment of the principal of, or premium, if any, on any Note at the Stated Maturity thereof, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal and premium, if any, and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium, if any, and on any overdue interest, at the rate or rates prescribed therefor in such Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          (b) If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or the Guarantor and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or the Guarantor.
          (c) If an Event of Default with respect to Notes occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.
          SECTION 6.4. Trustee May File Proofs of Claim. (a) In case of any judicial proceeding relative to the Company or the Guarantor, its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.6.
          (b) No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.
          SECTION 6.5. Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.
          SECTION 6.6. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          First: To the payment of all amounts due the Trustee under Section 7.6;
     Second: To the payment of the amounts then due and unpaid for principal of and premium, if any, and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal and premium, if any, and interest, respectively; and
     Third: To the payment of the balance, if any, to the Company, the Guarantor or any other Person or Persons legally entitled thereto.
          SECTION 6.7. Limitation on Suits. No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:
          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes;
          (2) the Holders of not less than 25% in principal amount of the outstanding Notes, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;
          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;
          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and
          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the outstanding Notes, considered as one class, it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.
          SECTION 6.8. Unconditional Right of Holders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and interest on such Note on the respective Stated Maturities expressed in such Note (or, if applicable, on the redemption date or the Change of Control Payment Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          SECTION 6.9. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.
          SECTION 6.10. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
          SECTION 6.11. Delay or Omission Not Waiver. (a) No delay or omission of the Trustee or of any Holder of any Notes to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.
          (b) Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.
          SECTION 6.12. Control By Holders. The Holders of a majority in principal amount of the outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes; provided that:
          (1) such direction shall not be in conflict with any rule of law or with this Indenture;
          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and
          (3) such direction is not unduly prejudicial to the rights of other Holders of Notes not joining in that action.
          If an Event of Default is continuing with respect to all outstanding Notes, the Holders of a majority in principal amount of all the outstanding Notes, considered as one class, shall have the right to make such direction, and not the Holders of Notes.
          SECTION 6.13. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the outstanding Notes with respect to which any default under the Indenture shall have occurred and be continuing may, on behalf of the Holders of all Notes, waive such past default under the Indenture and its consequences, except a default:

          (1) in the payment of the principal of or premium, if any, or interest on any Note, or
          (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each outstanding Note affected.
          Upon any such waiver, such default shall cease to exist and be deemed not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.
          SECTION 6.14. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs, including legal fees and expenses of such suit, and may assess costs against any such party litigant; provided that this Section 6.14 shall not be deemed to authorize any court to require such an undertaking or to make such an assessment in (1) any suit instituted by the Trustee, (2) any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the outstanding Notes, or (3) any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest on any Note on or after the respective Stated Maturities expressed in such Note (or, if applicable, on or after the redemption date or the Change of Control Payment Date).
          SECTION 6.15. Waiver of Stay or Extension Laws. Each of the Company and the Guarantor covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.
ARTICLE VII
Trustee
          SECTION 7.1. Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs.
          (b) Except during the continuance of an Event of Default:

          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and
          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon Officers’ Certificates and Opinions of Counsel furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such Officers’ Certificates and Opinions of Counsel which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such Officers’ Certificates and Opinions of Counsel to determine whether or not they conform to the requirements of this Indenture.
          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:
          (i) this subsection does not limit the effect of Section 7.1(b) or 7.1(e);
          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and
          (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.12.
          (d) The Trustee shall not be liable for interest on any money or other property received by it or for holding moneys or other property uninvested, in either case, except as otherwise agreed between the Company, the Guarantor and the Trustee. Money and other property held in trust by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other money or property except to the extent required by law.
          (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder or in the exercise of any of its rights or powers.
          (f) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.1.
          (g) In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

          The permissive right of the Trustee to do things enumerated herein shall not be construed as duty on the part of the Trustee.
          SECTION 7.2. Rights of Trustee. (a) The Trustee may conclusively rely on, and shall be protected in acting or refraining from acting in reliance on, any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.
          (b) Before the Trustee acts or refrains from acting, it may require an Officers’ Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers’ Certificate or Opinion of Counsel.
          (c) The Trustee may execute any of the trusts or powers or perform any duties hereunder either directly through attorneys and agents, respectively, and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with due care by it hereunder.
          (d) The Trustee shall not be liable for any action it takes, suffers to exist or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee’s conduct does not constitute willful misconduct or negligence.
          (e) The Trustee may consult with counsel of its selection, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in reliance thereon.
          (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.
          (g) The Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Notes unless either (1) a Trust Officer shall have actual knowledge of such Default or Event of Default or (2) written notice of such Default or Event of Default shall have been given to a Trust Officer of the Trustee at the Corporate Trust Office by the Company or any other obligor on the Notes or by any Holder of the Notes. Any such notice shall reference this Indenture and the Notes.
          (h) The rights, privileges, protections, immunities and benefits given to the Trustee pursuant to this Indenture, including its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities as Registrar and Paying Agent, as the case may be, hereunder.
          (i) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further reasonable inquiry or reasonable investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, upon reasonable notice and at reasonable times, to examine the books, records and premises of the Company and the Guarantor, personally or by agent or attorney at the sole cost of the Company or the Guarantor and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.
          (j) The Trustee may request that the Company or the Guarantor deliver a certificate, substantially in the form of Exhibit C hereto, setting forth the names of individuals and/or titles of Officers authorized at such time to take specified actions pursuant to this Indenture.
          SECTION 7.3. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Section 7.9.
          SECTION 7.4. Trustee’s Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity, adequacy or priority of this Indenture or the Notes, it shall not be accountable for the Company’s use of the proceeds from the Notes, and it shall not be responsible for any statement of the Company or the Guarantor in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee’s certificate of authentication.
          SECTION 7.5. Notice of Defaults. If a Default or an Event of Default occurs with respect to the Notes and is continuing and if it is actually known to the Trustee, the Trustee shall mail to each Noteholder notice of the Default within 90 days after it is known to a Trust Officer or written notice of it is received by a Trust Officer of the Trustee. Except in the case of a Default in payment of principal of or interest on any Note, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is not opposed to the interests of Noteholders.
          SECTION 7.6. Compensation and Indemnity. The Company and the Guarantor, severally and jointly, covenant and agree to pay to the Trustee (and any predecessor Trustee) from time to time such reasonable compensation for its services as the Company, the Guarantor and the Trustee shall from time to time agree in writing. The Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company or the Guarantor shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses (including attorneys’ fees and expenses), disbursements and advances incurred or made by it in accordance with the provisions of this Indenture, including costs of collection, in addition to such compensation for its services, except any such expense, disbursement or advance as may arise from its negligence or willful misconduct. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee’s agents and counsel. The Trustee shall provide the Company and the Guarantor reasonable notice of any material expenditure not in the ordinary course of business. The Company and the Guarantor, jointly and severally, shall indemnify each of the Trustee, its officers, directors, employees and any predecessor Trustees against any and all loss, damage, claim, liability or expense (including reasonable attorneys’ fees and expenses) (other than taxes applicable to the Trustee’s compensation hereunder) incurred by it in connection with the acceptance or administration of this trust and the performance of its duties hereunder. The Trustee shall notify the Company and the Guarantor promptly of any claim for which it may seek indemnity. Failure by the Trustee so to notify the Company and the Guarantor shall not relieve the Company and the Guarantor of its obligations hereunder, except to the extent that the Company or the Guarantor has been prejudiced by such failure. The Company and the Guarantor shall defend the claim and the Trustee shall cooperate, to the extent reasonable, in the defense of any such claim, and, if (in the opinion of counsel to the Trustee) the facts and/or issues surrounding the claim are reasonably likely to create a conflict with the Company or the Guarantor, the Company and the Guarantor shall pay the reasonable fees and expenses of separate counsel to the Trustee. Neither the Company nor the Guarantor need reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee’s own willful misconduct or negligence. Neither the Company nor the Guarantor need pay for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed.
          To secure the Company’s and the Guarantor’s payment obligations in this Section 7.6, the Trustee (including any predecessor trustee) shall have a lien prior to the Notes on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Notes.
          The Company’s and the Guarantor’s payment obligations pursuant to this Section 7.6 shall survive the satisfaction, discharge and termination of this Indenture, the resignation or removal of the Trustee and any discharge of this Indenture including any discharge under any bankruptcy law. In addition to and without prejudice to the rights provided to the Trustee under any of the provisions of this Indenture, when the Trustee incurs expenses or renders services after the occurrence of a Default specified in Section 6.1(5) or (6) with respect to the Company or the Guarantor, the expenses and the compensation for the services are intended to constitute expenses of administration under bankruptcy law.
          SECTION 7.7. Replacement of Trustee. The Trustee may resign at any time upon 30 days’ written notice to the Company. The Holders of a majority in principal amount of the Notes then outstanding, may remove the Trustee upon 30 days’ written notice to the Trustee and may appoint a successor Trustee, which successor Trustee shall be reasonably acceptable to the Company. The Company shall remove the Trustee if:
          (i) the Trustee fails to comply with Section 7.9;
          (ii) the Trustee is adjudged bankrupt or insolvent;
          (iii) a receiver or other public officer takes charge of the Trustee or its property; or
          (iv) the Trustee otherwise becomes incapable of acting.
          If the Trustee resigns, is removed by the Company or by the Holders of a majority in principal amount of the Notes and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company and the Company shall pay all amounts due and owing to the Trustee under Section 7.6 of the Indenture. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Noteholders affected by such resignation or removal. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.6.
          If a successor Trustee does not take office with respect to the Notes within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in principal amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.
          If the Trustee fails to comply with Section 7.9, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.
          Notwithstanding the replacement of the Trustee pursuant to this Section 7.7, the Company’s and the Guarantor’s obligations under Section 7.6 shall continue for the benefit of the retiring Trustee.
          SECTION 7.8. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee; provided that such corporation shall be otherwise qualified and eligible under this Article VII and Section 310(a) of the Trust Indenture Act, without the execution or filing of any paper or any further act on the part of the parties hereto.
          In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have.
          SECTION 7.9. Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of Section 310(a) of the Trust Indenture Act. The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with Section 310(b) of the Trust Indenture Act; provided, however, that there shall be excluded from the operation of Section 310(b)(1) of the Trust Indenture Act and any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company or the Guarantor are outstanding if the requirements for such exclusion set forth in Section 310(b)(1) of the Trust Indenture Act are met.

     Nothing herein shall prevent the Trustee from filing with the SEC the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.
ARTICLE VIII
Discharge of Indenture; Defeasance
          SECTION 8.1. Discharge of Liability on Notes; Defeasance. (a) With respect to the Notes, when (i) the Company delivers to the Trustee all outstanding Notes that have not already been delivered to the Trustee for cancellation or (ii) all outstanding Notes have become due and payable, whether at maturity or as a result of the mailing of a notice of redemption pursuant to Article III hereof or the Notes shall become due and payable at their Stated Maturity within one year, or the Notes are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and, in each case of this clause (ii), the Company or the Guarantor irrevocably deposits or causes to be deposited with the Trustee funds sufficient to pay at maturity or upon redemption all outstanding Notes, including interest thereon to maturity or such redemption date, and if in either case the Company or the Guarantor pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 8.1(c), cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company or the Guarantor accompanied by an Officers’ Certificate from the Company or the Guarantor and an Opinion of Counsel from the Company or the Guarantor, as the case may be, that all conditions precedent provided herein for relating to satisfaction and discharge of this Indenture have been complied with and at the cost and expense of the Company or the Guarantor.
          (b) Subject to Sections 8.1(c) and 8.2, the Company or the Guarantor at any time may terminate (i) all of their obligations under the Notes and this Indenture relating thereto (“legal defeasance option”) or (ii) its obligations under Sections 4.2, 4.3, 4.4, 4.5, 4.7, 5.1 and 5.3 and the operation of Sections 6.1(3), (4), (5) and (6) (“covenant defeasance option”). The Company and the Guarantor may exercise the legal defeasance option notwithstanding a prior exercise of the covenant defeasance option.
          If the Company or the Guarantor exercises the legal defeasance option with respect to the Notes, payment of the Notes may not be accelerated because of an Event of Default. If the Company exercises the covenant defeasance option, payment of the Notes may not be accelerated because of an Event of Default specified in Sections 6.1(3) (only with respect to the covenants terminated pursuant to Section 8.1(b)(ii) above) or 6.1(4), 6.1(5) or 6.1(6).
          Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.
          (c) Notwithstanding Sections 8.1(a) and 8.1(b) above, the Company’s obligations in Sections 2.3, 2.4, 2.5, 2.9, 4.1, 4.6, 7.6, 7.7, 8.4, 8.5 and 8.6 shall survive until the Notes have been paid in full. Thereafter, the Company’s and the Trustee’s obligations in Sections 7.6, 8.4 and 8.5 shall survive.

          SECTION 8.2. Conditions to Defeasance. The Company may exercise its legal defeasance option or its covenant defeasance option with respect to the Notes only if:
          (i) the Company or the Guarantor irrevocably deposits or causes to be deposited in trust with the Trustee money or U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms shall provide cash at such times and in such amounts as shall be sufficient to pay principal and interest when due on all outstanding Notes (except Notes replaced pursuant to Section 2.9) to maturity or redemption, as the case may be;
          (ii) the Company or the Guarantor delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment shall provide cash at such times and in such amounts as shall be sufficient to pay principal and interest when due on all outstanding Notes (except Notes replaced pursuant to Section 2.9) to maturity or redemption, as the case may be;
          (iii) 91 days pass after the deposit is made and during the 91-day period no Default specified in Section 6.1(5) or (6) occurs which is continuing at the end of the period;
          (iv) the deposit does not constitute a default under any other material agreement binding on the Company or the Guarantor;
          (v) in the case of the legal defeasance option, the Company or the Guarantor shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company and the Guarantor have received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Noteholders shall not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance and shall be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;
          (vi) in the case of the covenant defeasance option, the Company or the Guarantor shall have delivered to the Trustee an Opinion of Counsel to the effect that the Noteholders shall not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance and shall be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred; and
          (vii) the Company or the Guarantor delivers to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Notes as contemplated by this Article VIII have been complied with.

          Before or after a deposit, the Company or the Guarantor may make arrangements satisfactory to the Trustee for the redemption of Notes at a future date in accordance with Article III.
          SECTION 8.3. Application of Trust Money. The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this Article VIII. It shall apply the deposited money and the money from U.S. Government Obligations either directly or through the Paying Agent as the Trustee may determine and in accordance with this Indenture to the payment of principal of and interest on the Notes.
          SECTION 8.4. Repayment to the Company. The Trustee and the Paying Agent shall promptly turn over to the Company or the Guarantor upon request any excess money or securities held by them at any time.
          Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company or the Guarantor upon written request any money held by them for the payment of principal or interest that remains unclaimed for two years after the date of payment of such principal and interest, and, thereafter, Noteholders entitled to the money must look to the Company or the Guarantor for payment as general creditors.
          Any unclaimed funds held by the Trustee pursuant to this Section 8.4 shall be held uninvested and without any liability for interest.
          SECTION 8.5. Indemnity for Government Obligations. The Company or the Guarantor shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations other than any such tax, fee or other charge which by law is for the account of the Holders of the defeased Notes; provided that the Trustee shall be entitled to charge any such tax, fee or other charge to such Holder’s account.
          SECTION 8.6. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article VIII by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company’s and the Guarantor’s obligations under the Notes and this Indenture relating thereto shall be revived and reinstated as though no deposit had occurred pursuant to this Article VIII until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article VIII; provided, however, that (a) if the Company or the Guarantor has made any payment of interest on or principal of any Notes following the reinstatement of its obligations, the Company and the Guarantor shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent and (b) unless otherwise required by any legal proceeding or any order or judgment of any court or governmental authority, the Trustee or Paying Agent shall return all such money and U.S. Government Obligations to the Company or the Guarantor promptly after receiving a written request therefor at any time, if such reinstatement of the Company’s and the Guarantor’s obligations has occurred and continues to be in effect.

ARTICLE IX
Amendments
          SECTION 9.1. Supplemental Indentures Without Consent of Holders. The Company and the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into one or more indentures supplemental hereto without the consent of any Holder of Notes for any of the following purposes:
          (i) to evidence the succession of another entity to the Company or the Guarantor and the assumption by such person of the covenants in this Indenture and the Notes; or
          (ii) to add one or more covenants or other provisions for the benefit of the Holders of Notes, or to surrender any right or power conferred upon the Company or the Guarantor; or
          (iii) to add any additional Events of Default for the Notes; or
          (iv) to change or eliminate any provision of this Indenture or to add any new provision to this Indenture that does not adversely affect the interests of the Holders; or
          (v) to provide security for the Notes; or
          (vi) to evidence and provide for the acceptance of appointment of a separate or successor trustee; or
          (vii) to cure any ambiguity, defect or inconsistency or to make any other changes that do not adversely affect the interests of the Holders in any material respect.
          SECTION 9.2. Supplemental Indentures With Consent of Holders. With the consent of the Holders of not less than a majority in principal amount of the outstanding Notes affected by such supplemental indenture (voting as one class), the Company and the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into one or more indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture, or modifying in any manner the rights of the Holders of Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Note affected thereby:
          (i) change the Stated Maturity of the principal or interest on the Notes; or
          (ii) reduce the principal amount, interest on or premium, if any, payable upon redemption or upon a Change of Control Offer; or
          (iii) change the currency in which the Notes or premium, if any, or interest is payable thereon; or
          (iv) impair the right to bring suit to enforce any payment;

          (v) to modify or affect in any manner adverse to the Holders of the Notes the terms and conditions of the obligations of the Guarantor under the guarantees; or
          (vi) reduce the percentages of registered Holders whose consent is required for any supplemental indenture or waiver under this Indenture; or
          (vii) modify any of the provisions of this Section or Section 6.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Note affected thereby.
          It shall not be necessary for any act of Holders under this Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such act shall approve the substance thereof.
          SECTION 9.3. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers’ Certificate and Opinion of Counsel each stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.
          SECTION 9.4. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.
          SECTION 9.5. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Notes.
ARTICLE X
Guarantees
          SECTION 10.1. Guarantees. The Guarantor hereby fully, unconditionally and irrevocably guarantees to each Holder of the Notes and to the Trustee the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise, of the principal of and premium, if any, and interest on the Notes and all other obligations of the Company under this Indenture (all the foregoing being hereinafter collectively called the “Obligations”). The Guarantor further agrees (to the extent permitted by law) that the Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and that it shall remain bound under this Article X notwithstanding any extension or renewal of any Obligation.

          The Guarantor waives presentation to, demand of payment from and protest to the Company of any of the Obligations and also waives notice of protest for nonpayment. The Guarantor waives notice of any default under the Notes or the Obligations. The obligations of the Guarantor hereunder shall not be affected by: (a) the failure of any Holder to assert any claim or demand or to enforce any right or remedy against the Company or any other person under this Indenture, the Notes or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Notes or any other agreement; (d) the release of any security held by any Holder or the Trustee for the Obligations or any of them; or (e) any change in the ownership of the Company.
          The Guarantor further agrees that the Guarantees herein constitute guarantees of payment when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder to any security held for payment of the Obligations.
          The obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than payment of the Obligations in full), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder to assert any claim or demand or to enforce any remedy under this Indenture, the Notes or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Guarantor or would otherwise operate as a discharge of the Guarantor as a matter of law or equity.
          The Guarantor further agrees that the Guarantees herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of and premium, if any, or interest on any of the Obligations is rescinded or must otherwise be restored by any Holder upon the bankruptcy or reorganization of the Company or otherwise.
          In furtherance of the foregoing and not in limitation of any other right which any Holder has at law or in equity against the Guarantor by virtue hereof, upon the failure of the Company to pay any of the Obligations when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, the Guarantor hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders an amount equal to the sum of (i) the unpaid amount of such Obligations then due and owing and (ii) accrued and unpaid interest on such Obligations then due and owing (but only to the extent not prohibited by law).
          The Guarantor further agrees that, as between itself, on the one hand, and the Holders, on the other hand, (i) the maturity of the Obligations guaranteed hereby may be accelerated as provided in this Indenture for the purposes of the Guarantees herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby and (ii) in the event of any such declaration of acceleration of such Obligations, such Obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor for the purposes of these Guarantees.
          The Guarantor also agrees to pay any and all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Trustee or the Holders in enforcing any rights under this Section 10.1.
          SECTION 10.2. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, the Guarantor shall not be entitled to be subrogated to any of the rights of the Trustee or any Holder against the Company or any collateral security or guarantee or right of offset held by the Trustee or any Holder for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Company in respect of payments made by the Guarantor hereunder, until all amounts owing to the Trustee and the Holders, by the Company on account of the Obligations are paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Trustee and the Holders, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Trustee in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Trustee, if required), to be applied against the Obligations.
          SECTION 10.3. Consideration. The Guarantor has received, or shall receive, direct or indirect benefits from the making of the Guarantee.
ARTICLE XI
Miscellaneous
          SECTION 11.1. Notices. Any notice or communication shall be in writing (including facsimile) and delivered in person or mailed by first-class mail addressed as follows:
               if to the Company:
               ADOP Company
               150 North Orange Grove Boulevard
               Pasadena, CA 91103
               Facsimile Number: (626) 304-2251
               Attention: Richard P. Randall, Vice President and Secretary

               if to the Guarantor:
               Avery Dennison Corporation
               150 North Orange Grove Boulevard
               Pasadena, California 91103
               Facsimile Number:
               Attention: General Counsel
               if to the Trustee:
               The Bank of New York Trust Company, N.A.
               601 Travis St., 18th Floor
               Houston, Texas 77002
               Facsimile Number: (713) 483-7038
               Attention: Corporate Trust Administration
          Any notices between the Company, the Guarantor and the Trustee may be by facsimile or certified first class mail, receipt confirmed and the original to follow by guaranteed overnight courier. The Company, the Guarantor or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.
          Any notice or communication mailed to a Noteholder shall be mailed to the Noteholder at the Noteholder’s address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.
          Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.
          SECTION 11.2. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company or the Guarantor to the Trustee to take or refrain from taking any action under this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee:
          (i) an Officers’ Certificate of the Company or the Guarantor, as the case may be, in form reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and
          (ii) an Opinion of Counsel of the Company or the Guarantor, as the case may be, in form reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.
          Notwithstanding the foregoing, no such Opinion of Counsel shall be given with respect to the authentication and delivery of any Notes on the date hereof.

          SECTION 11.3. Statements Required in Certificate or Opinion. The certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:
          (i) a statement that the individual making such certificate or opinion has read such covenant or condition;
          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
          (iii) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and
          (iv) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.
          SECTION 11.4. When Notes Disregarded. In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company or the Guarantor or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or the Guarantor (an “Affiliate”) shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in conclusively relying on any such direction, waiver or consent, only Notes which a Trust Officer of the Trustee actually knows are so owned shall be so disregarded. Also, subject to the foregoing, only Notes outstanding at the time shall be considered in any such determination.
          SECTION 11.5. Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Noteholders. The Registrar and the Paying Agent may make reasonable rules for their functions.
          SECTION 11.6. Governing Law. This Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.
          SECTION 11.7. No Recourse Against Others. A director, officer, employee or stockholder (other than the Company or the Guarantor), as such, of the Company or the Guarantor shall not have any liability for any obligations of the Company or the Guarantor under the Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Noteholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Notes.
          SECTION 11.8. Successors. All agreements of the Company and the Guarantor in this Indenture and the Notes shall bind its successors and assigns. All agreements of the Trustee in this Indenture shall bind its successors.

          SECTION 11.9. Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.
          SECTION 11.10. Table of Contents; Headings. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

          IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

ADOP COMPANY, as Issuer
By
Name:
Title:

AVERY DENNISON CORPORATION, as Guarantor
By
Name:
Title:

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee
By
Name:
Title:

EXHIBIT A
[FORM OF FACE OF NOTE]
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.
THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY, THE GUARANTOR OR ANY AFFILIATE OF THE GUARANTOR WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR THE GUARANTOR, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000 OF SECURITIES, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (E) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, SUBJECT TO THE COMPANY’S, THE GUARANTOR’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND SHALL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF

TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.
ADOP COMPANY
6.625% Guaranteed Notes Due 2017

REGISTERED	PRINCIPAL AMOUNT $[_________]
No.	CUSIP No. 00101AAA3
     ADOP COMPANY, a Nevada corporation (the “Company”, which term includes any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as the nominee of DTC, or registered assigns, the principal sum of [____________ ($_________)] on October 1, 2017, unless redeemed on any redemption date, and to pay interest on the outstanding principal amount of this Note from September 25, 2007 (or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for), semiannually in arrears on April 1 and October 1 of each year, commencing on April 1, 2008 (the “Interest Payment Dates”), at the rate of 6.625% per annum, until payment of said principal amount has been paid or duly provided for. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.
     The interest so payable and punctually paid or duly provided for on any Interest Payment Date shall be paid, as provided in the Indenture, to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the “Regular Record Date” for such payment, which shall be the March 15 and September 15 (regardless of whether such day is a Business Day) immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for on an Interest Payment Date (“Defaulted Interest”) shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, with notice whereof given by mail by or on behalf of the Company to the Holder of this Note not less than 10 days prior to such Special Record Date (which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment of such Defaulted Interest), or may be paid at any time in any other lawful manner, all as more fully provided for in the Indenture (as defined on the reverse hereof).

     Payment of the principal of or premium, if any, and interest on this Note shall be made at the office or agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, which initially shall be the Corporate Trust Office of The Bank of New York Trust Company, N.A., the Trustee for this Note under the Indenture, located at 601 Travis Street, 18th Floor, Houston, Texas 77002, Attention: Corporate Trust Administration, New York, New York 10286, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register or by wire transfer of funds to the Person entitled thereto at a bank account maintained in the United States.
     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which such further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by or on behalf of The Bank of New York Trust Company, N.A., the Trustee for this Note under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its seal to be imprinted hereon.

Dated: [SEAL]	ADOP COMPANY

By:
Name:
Title:

Attest:
By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
     This is one of the Notes designated therein described in the within-mentioned Indenture.

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee
By:
Authorized Signatory

[REVERSE OF NOTE]
ADOP COMPANY
6.625% Guaranteed Notes Due 2017
     This Note is one of a duly authorized issue of securities of the Company (the “Notes”), issued or to be issued under and pursuant to an Indenture, dated as of September 25, 2007 (the “Indenture”), among the Company, Avery Dennison Corporation, as Guarantor (the “Guarantor”), and The Bank of New York Trust Company, N.A., as Trustee (the “Trustee,” which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Guarantor, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. This Note is designated as the “6.625% Guaranteed Notes due 2017” of the Company (the “Notes”). The Company may, from time to time, without the consent of the Holders, issue and sell additional Notes ranking equally with the Notes and otherwise identical in all respects (except for their date of issuance, issue price and the date from which interest payments thereon shall accrue) so that such additional Notes shall be consolidated and form a single series with the Notes.
     The Notes are fully and unconditionally guaranteed as to the due and punctual payment of principal of and premium, if any, and interest on the Notes by the Guarantor.
     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
Optional Redemption
     The Company may redeem this Note at any time, in whole or from time to time in part, at a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest thereon to the redemption date: (i) 100% of the principal amount to be redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest. In determining the present values of the remaining scheduled payments, such payments shall be discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 0.30% (the “Make-Whole Amount”).
     If notice has been given as provided in the Indenture and funds for the redemption of this Note or any part thereof called for redemption shall have been made available on the redemption date, this Note or such part thereof shall cease to bear interest on the redemption date referred to in such notice and the only right of the Holder shall be to receive payment of the redemption price. Notice of any optional redemption of any Notes shall be given to the Holder hereof (in accordance with the provisions of the Indenture), not more than 60 nor less than 30 days prior to the redemption date. The notice of redemption shall specify, among other things, the redemption price and the aggregate principal amount of Notes to be redeemed. The notice of redemption may be conditional in that the Company may, notwithstanding the giving of the notice of redemption, condition the redemption of the Notes specified in the notice of redemption upon the completion of other transactions, such as refinancings or acquisitions (whether of the Company or by the Company). In the event of redemption of this Note in part only, a new Note of like tenor for the unredeemed portion hereof and otherwise having the same terms and provisions as this Note shall be issued by the Company in the name of the Holder hereof upon the presentation and surrender hereof.
     “Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated yield to maturity of the Comparable Treasury Issue. In determining this rate, the price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) shall be assumed to be equal to the Comparable Treasury Price for such redemption date.
     “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Note that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Note.
     “Independent Investment Banker” means J.P. Morgan Securities Inc., Banc of America Securities LLC and Barclays Capital Inc., or their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “primary treasury dealer”), the Company shall substitute therefor another primary treasury dealer.
     “Comparable Treasury Price” means (A) the arithmetic average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest Reference Treasury Dealer Quotations, or (B) if the Quotation Agent obtains fewer than three Reference Treasury Dealer Quotations, the arithmetic average of all Reference Treasury Dealer Quotations for such redemption date.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the arithmetic average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer by 3:30 p.m. on the third Business Day preceding such redemption date.
     “Reference Treasury Dealer” means each of the J.P. Morgan Securities Inc., Banc of America Securities LLC, or their respective successors and any other primary treasury dealer selected by the Quotation Agent after consultation with the Company.
     “Remaining Scheduled Payments” means the remaining scheduled payments of the principal and interest that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an Interest Payment Date, the amount of the next scheduled interest payment thereon shall be reduced by the amount of interest accrued thereon to such redemption date.
     The Quotation Agent shall initially be J.P. Morgan Securities Inc.

     This Note is not entitled to the benefit of, and is not subject to, any sinking fund.
Change of Control Offer
     If a Change of Control Triggering Event occurs, unless the Company has exercised its option to redeem the Notes as described in Article III, the Company shall be required to make an offer (the “Change of Control Offer”) to each Holder of Notes to repurchase all or any part (equal to $1,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes on the terms set forth in the Notes. In the Change of Control Offer, the Company shall be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice shall be mailed to Holders of the Notes describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”). The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.
     In order to accept the Change of Control Offer, the Holder must deliver to the Paying Agent, at least five Business Days prior to the Change of Control Payment Date, this Note together with the form entitled “Election Form” (which form is annexed as Exhibit D to the Indenture) duly completed, or a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange, or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth:
          (i)  the name of the Holder of this Note;
          (ii) the principal amount of this Note;
          (iii) the principal amount of this Note to be repurchased;
          (iv) the certificate number or a description of the tenor and terms of this Note;
          (v) a statement that the Holder is accepting the Change of Control Offer; and
          (vi) a guarantee that this Note, together with the form entitled “Election Form” duly completed, shall be received by the Paying Agent at least five Business Days prior to the Change of Control Payment Date.
          Any exercise by a Holder of its election to accept the Change of Control Offer shall be irrevocable. The Change of Control Offer may be accepted for less than the entire principal amount of this Note, but in that event the principal amount of this Note remaining outstanding after repurchase must be equal to $1,000 or an integral multiple of $1,000 in excess thereof.

          On the Change of Control Payment Date, the Company shall, to the extent lawful:
          (i)   accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;
          (ii)   deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and
          (iii)   deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.
          The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the Guarantor and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.
          At the time the Company delivers Notes to the Trustee which are to be accepted for repurchase, the Company shall also deliver an Officers’ Certificate stating that such Notes are to be accepted by the Company pursuant to and in accordance with the terms hereof. A Note shall be deemed to have been accepted for repurchase at the time the Trustee, directly or through an agent, mails or delivers payment therefor to the surrendering Holder.
          Prior to any Change of Control Offer, the Company shall deliver to the Trustee an Officers’ Certificate stating that all conditions precedent contained herein to the right of the Company to make such offer have been complied with.
          The Company and the Guarantor shall comply with the requirements of Rule 14e-1 under the Exchange Act, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company and the Guarantor shall comply with those securities laws and regulations and shall not be deemed to have breached their obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.
          “Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Guarantor’s voting stock or other voting stock into which the Guarantor’s voting stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Guarantor’s assets and the assets of the Guarantor’s subsidiaries, taken as a whole, to one or more Persons (other than the Guarantor or one of the Guarantor’s subsidiaries); or (3) the first day on which a majority of the members of the Guarantor’s Board of Directors are not Continuing Directors. Notwithstanding the foregoing, a transaction shall not be deemed to involve a Change of Control if (1) the Guarantor becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Guarantor’s voting stock immediately prior to that transaction or (B) immediately following that transaction no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company.
          “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
          “Continuing Directors” means, as of any date of determination, any member of the Guarantor’s Board of Directors who (1) was a member of such Board of Directors on the date the Notes were issued or (2) was nominated for election, elected or appointed to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval of the Guarantor’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).
          “Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any additional rating agency or rating agencies selected by the Company.
          “Moody’s” means Moody’s Investors Service, Inc.
          “Rating Agencies” means (1) each of Moody’s and S&P; and (2) if any of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s or the Guarantor’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Guarantor (as certified by a resolution of the Guarantor’s Board of Directors) as a replacement agency for Moody’s or S&P, or all of them, as the case may be.
          “Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the occurrence of a Change of Control or the Guarantor’s intention to effect a

Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the trustee’s or the Guarantor’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).
          “S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.
          “Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, the Capital Stock of such person that is at the time entitled to vote generally in the election of the Board of Directors of such person.
     Other Provisions
     In case an Event of Default with respect to this Note shall have occurred and be continuing, the principal of and premium, if any, and interest on this Note may automatically become or may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the Company, the Parent Guarantor and the Trustee with the consent of the Holders of more than 50% in principal amount of the Notes at the time Outstanding, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that, without the consent of the Holder of each Note affected thereby, no such supplemental indenture shall, among other things: (i) change the Stated Maturity of the principal or interest on any Note; (ii) reduce the principal amount, interest on or premium, if any, payable upon redemption; (iii) change the currency in which any Note or any premium, if any, or interest is payable thereon; (iv) impair the right to bring suit to enforce any payment; (v) to modify or affect in any manner adverse to the Holders of any Note the terms and conditions of the obligations of the Guarantor under the guarantees; (vi) reduce the percentages of registered Holders whose consent is required for any supplemental indenture or waiver under the Indenture; or (vii) modify certain of the provisions in the Indenture relating to supplemental indentures and waivers of certain covenants and past defaults. The Indenture also permits the Company, the Parent Guarantor and the Trustee to enter into one or more supplemental indentures, without the consent of any Holders of the Notes, to, among other things: (i) to evidence the succession of another entity to the Company or the Guarantor and the assumption by such Person of the covenants in the Indenture and the Notes; (ii) to add one or more covenants or other provisions for the benefit of the Holders of all the Notes, or to surrender any right or power conferred upon the Company or the Guarantor; (iii) to add any additional Events of Default for the Notes; (iv) to change or eliminate any provision of the Indenture or to add any new provision to the Indenture that does not adversely affect the interests of the Holders; (iv) to provide security for the Notes;

(v) to evidence and provide for the acceptance of appointment of a separate or successor trustee; and (vi) to cure any ambiguity, defect or inconsistency or to make any other changes that do not adversely affect the interests of the Holders in any material respect.
     The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the outstanding Notes with respect to which any default under the Indenture shall have occurred and be continuing may, on behalf of the Holders of all Notes, waive such past default under the Indenture and its consequences, except a default (1) in the payment of the principal of or premium, if any, or interest on any Note, or (2) in respect of a covenant or provision hereof which under the Indenture cannot be modified or amended without the consent of the Holder of each outstanding Note affected.
     This Note is issuable only in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same. If (a) DTC notifies the Company that it is unwilling or unable to continue as depositary for this Note or DTC ceases to be a clearing agency registered under the Exchange Act, at a time when DTC is required to be so registered in order to act as depositary, and in each case a successor depositary is not appointed by the Company within 90 days of such notice or, (b) the Company executes and delivers to the Trustee and Registrar an Officers’ Certificate stating that this Note shall be so exchangeable or (c) an Event of Default has occurred and is continuing and the Registrar has received a request from DTC, then this Note shall be exchangeable for Notes in definitive form and in an equal aggregate principal amount. Such definitive Notes shall be registered in such name or names as the Depositary shall instruct the Trustee.
     As provided in the Indenture and subject to certain limitations set forth therein and above, the transfer of this Note may be registered on the register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount shall be issued to the designated transferee or transferees.
     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and the premium, if any, and interest on this Note at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed, or impair the obligations of the Guarantor in respect of their unconditional guarantees of the aforementioned payments.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Note for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Note is registered as the Holder of this Note for all purposes, whether or not this Note be overdue, and none of the Company, the Guarantor or the Trustee nor any such agent shall be affected by notice to the contrary.

     Certain of the Company’s and the Guarantor’s obligations under the Indenture with respect to the Notes may be terminated if the Company or the Guarantor irrevocably deposits with the Trustee money or U.S. Government Obligations sufficient to pay and discharge the entire indebtedness on all such Notes, as provided in the Indenture.
     No recourse shall be had for the payment of the principal of or premium, if any, or the interest, if any, on this Note, or for any claim based thereon, or upon any obligation, covenant or agreement of the Company or the Guarantor in the Indenture, against any incorporator, limited partner, shareholder, trustee, director, officer or employee, as such, past, present of future, of the Company, of the Guarantor or of any successor entity to the Company or the Guarantor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise; and all such personal liability is expressly released and waived as a condition of, and as part of the consideration for, the issuance of this Note.
     The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

ASSIGNMENT/TRANSFER FORM
     FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.)

___________________________________________________ (Please print or typewrite name and address including postal zip code of assignee)
_______________________________________ the within Note and all rights thereunder, hereby irrevocably constituting and appointing _______________ attorney to transfer said Note on the books of the Company with full power of substitution in the premises.
Date: ____________________

NOTICE: The signature of the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B — Form of
Transfer Certificate
TRANSFER CERTIFICATE
(For transfers pursuant to Section 2.6 of the Indenture)
To: THE BANK OF NEW YORK TRUST COMPANY, N.A.,
       as Trustee

Re:	ADOP Company

6.625% Guaranteed Notes due 2017 (the “Notes”)
          Reference is made to the Indenture, dated as of September 25, 2007, (the “Indenture”), among ADOP Company, Avery Dennison Corporation, as Guarantor, and The Bank of New York Trust Company, N.A., as Trustee. Terms used herein and defined in the Indenture or Rule 144 under the U.S. Securities Act of 1933, as amended (the “Securities Act”) are used herein as so defined.
          This certificate relates to $[___] principal amount of Notes, which are evidenced by the following certificate(s) (the “Specified Notes”):
          CUSIP No(s). ________________________
          CERTIFICATE No(s). __________________
The person in whose name this certificate is executed below (the “undersigned”) hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the “Owner”. If the Specified Notes are represented by the Global Note, they are held through DTC or an Agent Member in the name of the undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by the Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.
          In connection with the Owner’s request that the Specified Notes be transferred, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:
          1. Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:
          (a) the Specified Notes are being transferred to a person (the “Transferee”) that the Owner and any person acting on its behalf reasonably believe is a “qualified institutional buyer” within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

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          (b) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner is relying on Rule 144A in connection with the transfer; and
          2. Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:
          (a) the transfer is occurring after September 25, 2008 and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or
          (b) the transfer is occurring after September 25, 2009 and the Owner is not, and during the preceding three months has not been, an affiliate of the Company or the Guarantor.
          This certificate and the statements contained herein are made for your benefit and the benefit of the Company, the Guarantor and the Initial Purchasers.

Dated:
(Print the name of the undersigned, as such term is defined in the second paragraph of this certificate)

By:
Name:
Title:

(If the undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the undersigned must be stated)

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EXHIBIT C
INCUMBENCY CERTIFICATE
          The undersigned, ____________, being the ____________ of ____________ (the “Company”) does hereby certify that the individuals listed below are qualified and acting officers of the Company as set forth in the adjacent right column opposite their respective names and the signatures appearing in the far right column opposite the name of each such officer is a true specimen of the genuine signature of such officer and such individuals have the authority to execute documents to be delivered to, or upon the request of, The Bank of New York Trust Company, N.A., as Trustee under the Indenture dated as of September 25, 2007, between the Company and The Bank of New York Trust Company, N.A., as Trustee.

Name	Title	Signature

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate as of the ______ day of ______, 20__.

Name: Title:

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EXHIBIT D

ELECTION FORM
TO BE COMPLETED ONLY IF THE HOLDER
ELECTS TO ACCEPT THE CHANGE OF CONTROL OFFER

     The undersigned hereby irrevocably requests and instructs the Company to repurchase the relevant Note (or the portion thereof specified below), pursuant to its terms, on the Change of Control Payment Date specified in the Change of Control Offer, for the Change of Control Payment specified in the within Note, to the undersigned, _____________________________________________, at _____________________________________________ (please print or typewrite name and address of the undersigned).
     For this election to accept the Change of Control Offer to be effective, the Company must receive, at the address of the Paying Agent set forth below or at such other place or places of which the Company shall from time to time notify the Holder of the relevant Note, either (i) this Note with this “Election Form” form duly completed, or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth (a) the name of the Holder of the Note, (b) the principal amount of the Note, (c) the principal amount of the Note to be repurchased, (d) the certificate number or description of the tenor and terms of the Note, (e) a statement that the option to elect repurchase is being exercised, and (f) a guarantee stating that the Note to be repurchased, together with this “Election Form” duly completed will be received by the Paying Agent five Business Days prior to the Change of Control Payment Date. The address of the Paying Agent is The Bank of New York Trust Company, N.A., 601 Travis Street, 18th Floor, Houston, Texas 77002.
     If less than the entire principal amount of the relevant Note is to be repurchased, specify the portion thereof (which principal amount must be $1,000 or an integral multiple of $1,000 in excess thereof) which the Holder elects to have repurchased: $______.

Name: Address: Telephone Number:
Date: _________________________

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